UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 12, 2004

                                 MILACRON INC.
   ------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

    Delaware                    1-8475                      31-1062125
-----------------      ------------------------------    -----------------
 (State or other          (Commission File Number)         (IRS Employer
 jurisdiction of                                          Identification No.)
 incorporation)

 2090 Florence Avenue, P.O. Box 63716, Cincinnati, Ohio         45206
---------------------------------------------------------  ------------------
    (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code: (513) 487-5000


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On March 12, 2004, Milacron Inc. (the "Company") issued a press release announcing that it has reached a definitive agreement whereby Glencore Finance AG and Mizuho International plc are jointly providing Milacron with $100 million in new capital in the form of convertible securities. Milacron has also reached a separate agreement with Credit Suisse First Boston for a $140 million credit facility having a term of approximately one year. A copy of the Company's press release is filed as Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits:

  Exhibit  No.      Description
----------------    ---------------------------------------------------------
   99.1             Press release issued by Milacron Inc. on March 12, 2004.


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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Milacron Inc.

Date:   March 12, 2004                By: /s/ Robert P. Lienesch
                                          -----------------------------------
                                          Robert P. Lienesch
                                          Vice President - Finance and Chief
                                          Financial Officer


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                                 EXHIBIT INDEX

  Exhibit  No.      Description
----------------    ---------------------------------------------------------
   99.1             Press release issued by Milacron Inc. on March 12, 2004.